UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
February 20, 2025

Quanta Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)
2727 North Loop West
Houston, Texas 77008
(Address of principal executive offices, including ZIP code)
(713)
629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is
intended
to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	PWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On February 20, 2025, Quanta Services, Inc. (the “Company” or “Quanta”) issued a press release announcing its results for the fiscal quarter and year ended December 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished in Item 2.02 of this Current Report on Form
8-K,
including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.
Quanta’s Fourth Quarter and Full-Year 2024 Operational and Financial Commentary, dated February 20, 2025, prepared by the Company and relating to its results for the fiscal quarter and year ended December 31, 2024, as noted in the press release described in Item 2.02 above, will be posted to the Company’s website at
www.quantaservices.com
under the “Financial Info” area of the Investor Relations section. Additionally, in connection with the new segment presentation, as discussed in the press release described in Item 2.02 above, the Company has provided certain recast segment financial information in Exhibit 99.2.
Investors should note that Quanta announces financial information in its documents filed with the Securities and Exchange Commission, its press releases, its public conference calls, as well as on its website. Quanta may use the Investor Relations and other sections of its website to communicate with investors and it is possible that the financial and other information posted there could be deemed to be material information.
The information furnished in Item 7.01 of this Current Report on
Form 8-K,
including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated February 20, 2025

99.2	Supplemental Segment Data Recast

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2025	Quanta Services, Inc.

	By:	/s/ Paul M. Nobel
Name: Paul M. Nobel
Title: Senior Vice President and Chief Accounting Officer